Exhibit 10.7



                    REAFFIRMATION AND RATIFICATION AGREEMENT
                    ----------------------------------------

                                 June 30, 2006

Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

     Reference is made to (a) the Securities Purchase Agreement dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "April 2006 SPA") by and between Gulf Coast Oil Corporation, a
             ----------------
Delaware  corporation  (the "Company"), and Laurus Master Fund, Ltd. ("Laurus"),
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(b)  the  Amended  and Restated Secured Term Note effective as of April 28, 2006 made by the Company in favor of Laurus in the aggregate principal amount of Forty Million Dollars ($40,000,000) (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Term Note"), (c) the Subsidiary
                                      --------------------
Guaranty dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "Guaranty") made by the Company in favor of
                                      --------
Laurus, (d) the Master Security Agreement dated as of April 28, 2006 (as amended, restated, modified and/or supplemented from time to time, the "Master
                                                                          ------
Security  Agreement")  by and between the Company and Laurus and (e) the Related
-------------------
Agreements (as defined in the April 2006 SPA) (as amended, restated, modified and/or supplemented from time to time, the "April 2006 Related Agreements") (the
                                            -----------------------------
April 2006 SPA, the April 2006 Term Note, the Guaranty, the Master Security Agreement and the April 2006 Related Agreements, each an "April 2006 Agreement"
                                                           --------------------
and  collectively  the  "April  2006  Agreements").
                         -----------------------

     To induce Laurus to enter into the Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (as amended, restated, modified and/or supplemented from time to time, the "June 2006 SPA") and
                                                             -------------
purchase from the Company a Secured Term Note in the aggregate principal amount of Five Million Dollars ($5,000,000) (as amended, restated, modified and/or supplemented from time to time, the "June 2006 Term Note"), the undersigned
                                          -------------------
hereby:

     (1) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the June 2006 SPA and the Related Agreements (as defined in the June 2006 SPA, the "June 2006 Related Agreements") (the June 2006 SPA,
                              ----------------------------
the June 2006 Term Note and the June 2006 Related Agreements, each an "June 2006
                                                                       ---------
Agreement"  and  collectively,  the  "June  2006  Agreements");
---------                             ----------------------

     (2) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the April 2006 Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the June 2006 Agreements;

     (3) acknowledges, ratifies and confirms that the defined term "Obligations" under the Guaranty and the Master Security Agreement includes, without limitation, all obligations and liabilities of the Company to Laurus under the

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June  2006  Agreements  and  all  other  obligations  and  liabilities  of  the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the "Obligations");
                                  -----------

     (4) acknowledges and confirms that the occurrence of an Event of Default under any of the April 2006 Agreements shall constitute an Event of Default under the June 2006 Agreements and (ii) the occurrence of an Event of Default under any of the June 2006 Agreements shall constitute an Event of Default under the April 2006 Agreements;

     (5) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any of the April 2006 Agreements;

     (6) acknowledges, ratifies and confirms (i) the grant by each undersigned to Laurus of a security interest and lien in the assets of each undersigned as more specifically set forth in the April 2006 Agreements (the "Security Interest
                                                               -----------------
Grants")  and  (ii)  that  the  Security Interest Grants secure all Obligations;
------

     (7) notwithstanding anything contained in any June 2006 Agreement to the contrary, on July 5, 2006, Gulf Coast shall make a mandatory prepayment of the outstanding balance of the June 2006 Term Note in an amount equal to $224,440.14, and until the date of payment, Gulf Coast shall hold such proceeds in trust for Laurus. Such prepayment shall be applied to the outstanding balance of the June 2006 Term Note in such order as Laurus shall elect; and

     (8) releases, remises, acquits and forever discharges Laurus and Laurus' employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions
                                    ----------------
and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the April 2006 Agreements and the June 2006 Agreements and any other document, instrument or agreement made by any of the undersigned in favor of Laurus.

     Laurus hereby confirms that the outstanding principal balance of the April 2006 Term Note as of the date hereof is $39,164,144.

                  [Remainder of Page Intentionally Left Blank]


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     This  agreement  shall  be governed by and construed in accordance with the laws  of  the  State  of  New  York.


                                   Very truly yours,


                                   GULF COAST OIL CORPORATION


                                   By: /s/ Edward R. DeStefano
                                      ------------------------------------
                                   Name: Edward R. DeStefano
                                        ----------------------------------
                                   Title: President & CEO
                                         ---------------------------------
                                   Address:     5851 San Felipe, Suite 775
                                                 Houston, TX 77057

ACCEPTED AND AGREED TO:

LAURUS MASTER FUND, LTD.

By: /s/ Eugene Grin
   -----------------------------
Name: Eugene Grin
     ---------------------------
Title: Director
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